UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2009
___________

CIRCUIT CITY STORES, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-5767 (Commission File Number)	54-0493875 (I.R.S. Employer Identification No.)

9950 Mayland Drive Richmond, Virginia (Address of principal executive offices)	23233 (Zip Code)

Registrant’s telephone number, including area code: (804) 486-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  As set forth in Item 5.03 below, the Board of Directors of Circuit City Stores, Inc. (the “Company”) determined to reduce its size to five members as the Company continues to take the necessary steps to liquidate the assets of the Company and its subsidiaries as part of the Company’s reorganization proceedings under Chapter 11 of the United States Bankruptcy Code.  As a result, on March 11, 2009, each of Carolyn H. Byrd, James F. Hardymon, Lyle G. Heidemann, J. Patrick Spainhour, Ronald L. Turner, Elliott Wahle and Carolyn Y. Woo resigned as a director of the Company effective as of that date.  There was no disagreement between any of these individuals and the Company on any matter relating to the Company’s operations, policies or practices.

In addition, as it has previously reported, on January 16, 2009, the Company provided notice to each of its employees that it is anticipated that each employee’s employment with the Company will terminate on March 21, 2009 or a date within 14 days thereafter that the Company may subsequently provide.  The employees that received this notice included the following individuals who are principal or named executive officers of the Company:  James A. Marcum, Vice Chairman, Acting President and Chief Executive Officer and a director of the Company; John T. Harlow, Executive Vice President and Chief Operating Officer; Reginald D. Hedgebeth, Senior Vice President, General Counsel and Secretary; Eric A. Jonas, Jr., Senior Vice President – Human Resources; and Michelle O. Mosier, Vice President and Controller and the Company’s principal financial officer and principal accounting officer.  The Company’s employment of Messrs. Harlow, Hedgebeth and Jonas will now terminate on March 21, 2009.  The Company will continue to employ Mr. Marcum and Ms. Mosier for an undetermined period of time to manage the process to liquidate the assets of the Company and its subsidiaries as part of the Chapter 11 proceedings.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)  On March 11, 2009, the Company adopted an amendment to its bylaws (the “Bylaws”). The amendment revised Section 2.2 of the Bylaws to decrease the size of the Company’s Board of Directors from 13 to five directors.

The full text of the Bylaws, as amended to date, is attached as Exhibit 3.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
3.1	Circuit City Stores, Inc. Bylaws, as amended March 11, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCUIT CITY STORES, INC.
(Registrant)

Date: March 17, 2009	By: /s/Reginald D. Hedgebeth
Reginald D. Hedgebeth
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Circuit City Stores, Inc. Bylaws, as amended March 11, 2009